UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 3, 2017

LIQUIDITY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51813	52-2209244
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1920 L Street, N.W., 6th Floor, Washington, D.C., 20036
(Address of principal executive offices) (Zip Code)

(202) 467-6868
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2017, the Company’s Chief Information Officer (“CIO”), Mr. Leoncio Casusol, resigned from the Company, effective March 10, 2017.

While the Company conducts a search for a new CIO, the responsibilities of the CIO will be shared by William P. Angrick, III, Chairman and Chief Executive Officer, and Roger Gravley, President of its state and local government marketplace. Mr. Angrick and Mr. Gravley have been long time members of the Company’s Technology Executive Steering Committee and are intimately involved with the Company’s LiquidityOne Transformation (LOT) program and structure. These leadership changes are effective today. At this time, there are no material changes for the next phase of the Company’s LOT initiative.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: March 8, 2017	By:	/s/ Mark A. Shaffer
	Name:	Mark A. Shaffer
	Title:	VP, General Counsel & Corporate Secretary

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